                                                                    EXHIBIT 99.6


                           [Embarcadero Portfolio Registration Rights Agreement]





                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

                                 BY AND AMONG

        BOSTON PROPERTIES, INC., BOSTON PROPERTIES LIMITED PARTNERSHIP

                                    AND THE

                             HOLDERS NAMED HEREIN

                               November 12, 1998

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT

     This Registration Rights and Lock-Up Agreement (this "Agreement") is
                                                           ---------
entered into as of November 12, 1998 by and among Boston Properties, Inc., a Delaware corporation (the "Company"), Boston Properties Limited Partnership, a
                           -------
Delaware limited partnership (the "Partnership" and, with the "Company,"
                                   -----------                 -------
collectively, the "Acquiror"), and the Persons whose names are set forth on
                   --------
Schedule A hereto (each a "Holder" and, collectively, the "Holders").
----------                 ------                          -------

     WHEREAS, certain of the Holders are parties to a Contribution Agreement (the "ECIP Contribution Agreement"), dated November 12, 1998, by and among the
      ---------------------------
Partnership, Embarcadero Center Investors Partnership, a California limited partnership ("ECIP"), and such Holders relating to the contribution of interests
              ----
in ECIP to the Partnership in exchange for preferred units of limited partnership in the Partnership denominated as "Series Two Preferred Units";
                                               --------------------------

     WHEREAS, certain of the Holders are parties to a Contribution Agreement (the "Three ECW Contribution Agreement"), dated November 12, 1998, by and among
      --------------------------------
the Partnership, Three Embarcadero Center West, a California limited partnership ("Three ECW"), and such other Holders relating to the contribution of interests
  ---------
in Three ECW (other than those interests owned by The Prudential Insurance Company of America ("Prudential") to the Partnership in exchange for Series Two
                     ----------
Preferred Units issued to such Holders (except that One Embarcadero Center Venture, Three Embarcadero Center Venture and Four Embarcadero Center Venture received Series Three Preferred Units (as defined below));

     WHEREAS, Three ECW (a Holder under this Agreement) is a party to a Contribution Agreement (the "Three ECW Property Contribution Agreement" and,
                             -----------------------------------------
together with the ECIP Contribution Agreement and the Three ECW Contribution Agreement, the "Contribution Agreements"), dated November 12, 1998, by and among
                -----------------------
the Company, the Partnership, BP/ECW LLC, Three ECW, Prudential and certain Prudential affiliates, relating to the contribution by Three ECW of its entire undivided interest in the property known as Embarcadero Center West to the Partnership in exchange for preferred units of limited partnership in the Partnership denominated as "Series Three Preferred Units." The Series Two
                            ----------------------------
Preferred Units and the Series Three Preferred Units are collectively known as the "Preferred Units.";
     ---------------

     WHEREAS, the Preferred Units are being issued to the Holders in a private placement transaction and accordingly constitute restricted securities;

     WHEREAS, upon the presentation of Common Units of limited partnership in the Partnership ("Common Units") (which may be acquired upon conversion of
                  ------------
Preferred Units) for redemption in accordance with the terms hereof and the terms of the Second Amended and

Restated Agreement of Limited Partnership of the Partnership (as amended, the "Limited Partnership Agreement"), the Common Units may be acquired by the
 -----------------------------
Company for shares of the Company's common stock, par value $.01 per share ("Common Shares"), and the Company has agreed to provide certain registration
  ------ ------
rights to the Holders in respect of such Common Shares and the Holders have agreed to certain restrictions on the transferability and redemption of the Units and such Common Shares;

     WHEREAS, the Preferred Units generally may not be converted into Common Units (and thus, from Common Units into Common Shares) until December 31, 2002 (the "Conversion Date"); and
      ---------------

     WHEREAS, it is a condition precedent under the Contribution Agreements that each of the Company, the Partnership and the Holders enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Certain Definitions.
          -------------------

     As used in this Agreement, the following capitalized terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

     "Acquiror" shall have the meaning set forth in the recitals hereto.
      --------

     "Affiliate Holder" shall have the meaning set forth in Section 3A(a)
      ----------------
hereof.

     "Agreement" shall have the meaning set forth in the recitals hereto.
      ---------

     "Common Shares" shall have the meaning set forth in the recitals hereto.
      -------------

     "Company" shall have the meaning set forth in the recitals hereto.
      -------

     "Contribution Agreements" shall have the meaning set forth in the recitals
      -----------------------
hereto.

     "Conversion Date" shall have the meaning set forth in the recitals hereto.
      ---------------

     "Dispose" and "Disposition" means any direct offer, pledge (unless the
      -------       -----------
pledgee cannot foreclose on pledged Units until after the expiration of the Lock-Up Period), sale, contract to sell, grant of an option to sell (unless the optionee cannot exercise such option until after the expiration of the Lock-Up Period) or other disposition.

     "ECIP" shall have the meaning set forth in the recitals hereto.
      ----

     "ECIP Contribution Agreement" shall have the meaning set forth in the
      ---------------------------
recitals hereto.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Holder" shall have the meaning set forth in the recitals hereto.
      ------

     "Issuance Registration Expiration Date" shall have the meaning set forth in
      -------------------------------------
Section 3A(a) hereof.

     "Issuance Registration Statement" shall have the meaning set forth in
      -------------------------------
Section 3A(a) hereof.

     "Limited Partnership Agreement" shall have the meaning set forth in the
      -----------------------------
recitals hereto.

     "Maximum Share Number" shall mean 10,080,685 (i.e., that number of Common
      --------------------
Shares equal to the difference between (a) 20% of the Company's outstanding Common Shares as of the date hereof (12,705,357) and (b) the number of Common Shares issuable upon conversion of Series A Preferred Shares issued to Prudential, or any of its designees, under that certain Stock Purchase Agreement of even date herewith between the Company and Prudential (2,624,672)). The Maximum Share Number shall be appropriately adjusted in the case of any dividends on Common Shares payable in Common Shares, any split of Common Shares, or any reverse split or combination of Common Shares.

     "NASD" means the National Association of Securities Dealers, Inc.
      ----

     "Non-Redemption Period" shall have the meaning set forth in Section 2(a)
      ---------------------
hereof.

     "Outside Effective Date" shall have the meaning set forth in Section 3A(a)
      ----------------------
hereof.

     "Partnership" shall have the meaning set forth in the recitals hereto.
      -----------

     "Permitted Distributee" means a direct or indirect holder of equity
      ---------------------
interests, as of the date hereof, in a Holder, as listed on Schedule B hereto,
                                                            ----------
which Permitted Distributee has delivered to the Company a Representation Letter (as defined in the Contribution Agreements).

     "Person" shall mean an individual, partnership, limited liability company,
      ------
corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Preferred Units" shall have the meaning set forth in the recitals hereto.
      ---------------

     "Prospectus" shall mean the prospectus included in a Registration
      ----------
Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Prudential" shall have the meaning set forth in the recitals hereto.
      ----------

     "Resale Shelf Registration Expiration Date" shall have the meaning set
      -----------------------------------------
forth in Section 3(A)(b) hereof.

     "Resale Shelf Registration Statement" shall have the meaning set forth in
      -----------------------------------
Section 3A(b) hereof.

     "Registrable Shares" (a) when used with respect to a non-Affiliate Holder,
      ------------------
shall mean the Shares of such Holder, excluding (i) Shares for which a Registration Statement relating to the issuance or sale thereof shall have become effective under the Securities Act and which have been issued or disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 or
(iii) Shares eligible for sale pursuant to Rule 144(k) (or any successor provision); (b) when used with respect to an Affiliate Holder, shall mean the Shares of such Affiliate Holder, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 or (iii) Shares eligible for sale pursuant to Rule 144(k) (or any successor provision); and (c) when used without reference to a Holder, shall mean the Registrable Shares of all Holders.

     "Registration Expenses" shall mean any and all expenses incident to
      ---------------------
performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 5 hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a selling Holder, the fees and disbursements of counsel representing a selling Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a selling Holder, all of which shall be borne by such Holder in all cases.

     "Registration Statement" shall mean any registration statement of the
      ----------------------
Company which covers the issuance or resale of any of the Registrable Shares on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     "Rule 144" shall mean Rule 144 under the Securities Act (or any successor
      --------
provision).

     "Securities Act" shall mean the Securities Act of 1933, as amended.
      --------------

     "SEC" shall mean the Securities and Exchange Commission.
      ---

     "Series A Preferred Shares" shall mean shares of the Company's series of
      -------------------------
preferred stock, par value $.01 per share, called the Series A Preferred Stock.

     "Series Three Preferred Units" shall have the meaning set forth in the
      ----------------------------
recitals hereto.

     "Series Two Preferred Units" shall have the meaning set forth in the
      --------------------------
recitals hereto.

     "Shares" (a) when used with respect to a Holder, shall mean any Common
      ------
Shares issued (or which are not currently outstanding but are issuable) to the Holder upon redemption or in exchange for Source Common Units and (b) when used without reference to a Holder, shall mean the Shares of all Holders; provided,
                                                                     --------
that any Common Shares issued in respect of Shares as a stock dividend or in
----
connection with a stock split, reorganization, reclassification, merger, consolidation or similar event shall also be deemed to be "Shares" for purposes of this Agreement.

     "Source Common Units" shall mean Common Units which are held by a Holder
      -------------------
and which Common Units were issued, or which are not currently outstanding but are issuable, upon conversion of Preferred Units which were issued by the Partnership pursuant to a Contribution Agreement.

     "Three ECW" shall have the meaning set forth in the recitals hereto.
      ---------

     "Three ECW Contribution Agreement" shall have the meaning set forth in the
      --------------------------------
recitals hereto.

     "Three ECW Property Contribution Agreement" shall have the meaning set
      -----------------------------------------
forth in the recitals hereto.

     "Units" shall mean the Preferred Units and the Common Units that may be
      -----
acquired upon conversion of the Preferred Units.

     2.   Disposition Restrictions; Mandatory Cash Redemptions.
          ----------------------------------------------------

     (a) Lock-Up Period.  Each Holder hereby agrees that for a period of one
         --------------
year after the date hereof (the "Lock-Up Period"), it will not Dispose of any
                                 --------------
Units; provided, however, that, subject to Sections 2(b), such Holder may:
       --------  -------

          (i)   Dispose of Units to a Permitted Distributee;

          (ii)  Dispose of Units to another Holder;

          (iii) Dispose of Units on his or her death to such Holder's estate, executor, administrator or personal representative or to such Holder's beneficiaries pursuant to a devise or bequest or by laws of descent and distribution; and

          (iv)  Dispose of Units to any other Person; provided, that within a
                                                      --------  ----
                reasonable period of time (but in no event less than five (5) business days) prior to such Disposition, such Holder provides to the Company (i) written notice reasonably describing the terms, circumstances and intended date of such Disposition and
                (ii) a written opinion of nationally recognized counsel that such Disposition shall not cause the Company or the Partnership to (a) violate, or have been in violation of, any law, statute, code, rule, regulation, administrative or executive order or other requirement or policy of any governmental authority or (b) be subject to, or have been in violation of, the disclosure or proxy-related obligations for roll-up transactions set forth in
                Section 14(h) of the Exchange Act or Items 901-915 of Regulation S-K of the Securities Act in connection with the issuance of the Units pursuant to the Contribution Agreements;

and provided, further, that the transferor shall, in connection with any
    --------  -------
Disposition, at the reasonable request of the Company, provide evidence reasonably satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act.

     Following the expiration of the Lock-Up Period, the only contractual restrictions on the Disposition of Units shall be those set forth herein and in the Limited Partnership Agreement and the Company's Certificate of Incorporation.

     (b)  Binding Obligation; Certain Provisions of Organizational Documents. If
          ------------------------------------------------------------------
a Holder Disposes of Shares or Units under any provision of this Section 2, such Shares and Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement unless such transferee is already a Holder. Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement. The provisions set forth in this Agreement permitting Dispositions of the Shares and Units shall not be deemed in any manner to limit any provision of the Company's Certificate of Incorporation or the Partnership's Limited Partnership Agreement which set forth restrictions or limitations on the transferability of Shares or Units.

     (c) After a number of Common Shares equal to the Maximum Share Number has been issued by the Company, pursuant to Section 8.6.B of the Limited Partnership Agreement, in exchange for Source Common Units presented to the Partnership for redemption, the Partnership shall be irrevocably obligated to pay to any Holder that presents Source Common Units for redemption the appropriate Cash Amount (as defined in the Limited Partnership Agreement), pursuant to Section 8.6.A of the Limited Partnership Agreement (i.e., the Company shall lose its rights under
                               ----
Section 8.6.B of the Limited Partnership Agreement to acquire such Units for Common Shares).

     3A.  Registration with Respect to Holders.
          ------------------------------------

     (a)  Filing of Issuance Registration Statement.  Subject to the conditions
          -----------------------------------------
set forth in this Agreement, the Company shall cause to be filed with the SEC by September 2, 2002 a Registration Statement (the "Issuance Registration
                                                 ---------------------
Statement") under Rule 415 under the Securities Act relating to (i) the issuance to the Holders of Registrable Shares upon the redemption of Common Units or in exchange for Common Units and (ii) the sale by any Holder who is an affiliate of the Company (as defined in Rule 144(a) under the Securities Act) (each, an

"Affiliate Holder") of all of the Registrable Shares of such Holder or Holders
-----------------
in accordance with the terms hereof, and shall use reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. In the event that the Company is unable to cause the Issuance Registration Statement to be declared effective by the SEC prior to November 1, 2002 (the "Outside Effective Date"), then
                       ----------------------
the provisions of Section 3A(b) shall apply. The Company agrees to use reasonable best efforts to keep the Registration Statement, after its date of effectiveness, continuously effective until the date on which (i) all Holders have redeemed or exchanged for Common Shares the Common Units that may be issued upon conversion of Preferred Units and (ii) the Affiliate Holders (A) no longer hold any Registrable Shares or (B) may sell all of the Registrable Shares held by such Affiliate Holders pursuant to Rule 144(k) (or any successor provision) (hereinafter referred to as the "Issuance Registration Expiration Date").
                                 -------------------------------------

     (a-1)   Notwithstanding the foregoing, in the event the Conversion Date with respect to a Holder's Preferred Units accelerates due to the consummation of a "Cash Business Combination" (as defined in the relevant Preferred Units' Certificate of Designations), (i) the Company's obligations under Section 3A(b) below shall become immediately effective with respect to such Holder (provided, however, that the Company must file the Resale Registration Statement (as defined below) within forty-five (45) days of the consummation of such transaction) and (ii) the Company's obligations under Section 3A(a) above shall terminate with respect to such Holder.

     (b)     Registration Statement Covering Resale of Common Shares.  In the
             -------------------------------------------------------
event that the Company determines that it is unable to cause the Issuance Registration Statement to be declared effective by the SEC by the Outside Effective Date or (except as otherwise permitted by Sections 9(b) and 10) is unable or it is impracticable to keep such Issuance Registration Statement continuously effective until the Issuance Registration Expiration Date, the Company shall cause to be filed with the SEC, within ten (10) business days after the Company makes such determination, a Registration Statement (the "Resale Shelf Registration Statement") under Rule 415 under the Securities Act
 -----------------------------------
relating to the resale by each Holder of all Registrable Shares of such Holder. The Company shall use reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company agrees to use reasonable best efforts to keep the Resale Shelf Registration Statement, after its date of effectiveness, continuously effective until the earlier of (a) the date on which all Registrable Shares have been disposed of by the Holders or (b) the date on which all Registrable Shares have become eligible for sale pursuant to Rule 144(k) (or any successor provision) (the "Resale Shelf Expiration Date"). After the Company has filed the Resale
      ----------------------------
Shelf Registration Statement, any obligation of the Company to file the Issuance Registration Statement pursuant to Section 3A(a) shall be suspended for so long as the Resale Shelf Registration Statement remains effective.

     (c)     Demand Registration.  Subject to the conditions set forth in this
             -------------------
Agreement, at any time after the later of the Resale Shelf Registration Expiration Date and the Issuance Registration Expiration Date and while any Registrable Shares are outstanding (or are not currently outstanding, but are issuable), the Company shall, at the written request of any Holder holding Registrable Shares, cause to be filed within twenty (20) business days after the date of such request by such Holder a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Holder of all of the Registrable Shares held by such Holder in accordance with the terms hereof, and shall use reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company may, in its sole discretion, elect to file the Registration Statement before receipt of notice from any Holder. The Company agrees to use reasonable efforts to keep the Registration Statement continuously effective, after its date of effectiveness, until the date on which such Holder no longer holds any Registrable Shares.

     (d)  Piggyback Registration.  If at any time after the  Conversion Date,
          ----------------------
while any Registrable Shares of a Holder are outstanding (or are not currently outstanding, but are issuable) and (except as otherwise permitted by Sections 9(b) and 10) a Registration Statement applicable to Holders under Sections 3A(a), 3A(b) or 3A(c) is not effective, the Company proposes to file a registration statement under the Securities Act with respect to an offering solely of Common Shares solely for cash (other than a registration statement (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Shares, (iv) in connection with an offering solely to employees of the Company or its subsidiaries, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), for its own account or for the accounts of other Holders, the Company shall give prompt written notice of such proposed filing to the Holders. The notice referred to in the preceding sentence shall offer the Holders the opportunity to register such amount of Registrable Shares as each Holder may request (a "Piggyback Registration"). Subject to the provisions of
                       ----------------------
Section 4 below, the Company shall include in such Piggyback Registration, in the registration and qualification for sale under the blue sky or securities laws of the various states and in any underwriting in connection therewith all Registrable Shares for which the Company has received written requests for inclusion therein from Holders within twenty (20) calendar days after the notice referred to above has been given by the Company to the Holders. Holders of Registrable Shares shall be permitted to withdraw all or part of the Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that the total number of Common Shares requested to be included in such registration by the Holders and holders under similar registration rights agreements exceeds the number of Common Shares that can be sold in such offering without impairing the pricing or other commercial practicality of such offering, the Company will include in such registration in the following priority: (i) first, all Common Shares the Company proposes to sell, (ii) second, up to the full number of applicable Common Shares requested to be included in such registration by any holders identified in that certain Registration Rights and Lock-Up Agreement dated June 23, 1997, as amended from time to time, by and among the Company and such holders, and (iii) third, up to the full number of applicable Registrable Shares requested to be included in such registration by any Holders and any other holders under similar registration rights agreements with the Company which, in the case of this clause (iii), in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering (with, to the extent necessary, Registrable Shares allocated pro rata among the Holders
                                                   --- ----
and such other holders on the basis of the total number of Common Shares requested to be included in such registration by all such holders). If in connection with any registration under this Section 3A(d), the Common Shares to be registered will be distributed by or through one or more underwriters, then the Company will make reasonable efforts, upon the request of any Holder requesting registration of Registrable Shares under this Section 3A(d), to arrange for such underwriters to include the Registrable Shares of such Holder among the Shares to be distributed by or through such underwriters.

     3B.  Miscellaneous Provisions Relating to Registration Statements.
          ------------------------------------------------------------

     (a)  Notification and Distribution of Materials.  The Company shall notify
          ------------------------------------------
each Holder of the effectiveness of any Registration Statement applicable to the Shares of such Holder and shall furnish to each such Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

     (b)  Amendments and Supplements.  The Company shall prepare and file with
          --------------------------
the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (a) the Issuance Registration Expiration Date (in the case of a Registration Statement filed pursuant to Section 3A(a) hereof) or the Resale Registration Expiration Date (in the case of a Registration Statement filed pursuant to Section 3A(b) hereof) or (b) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 3. Upon ten (10) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or such Holder's ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Shares are then listed or quoted.

     (c)  Notice of Certain Events.  The Company shall promptly notify each
          ------------------------
applicable Holder of, and confirm in writing, the filing of the Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement applicable to such Holder and the effectiveness of any post-effective amendment.

     At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each applicable Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

     (d)  Underwritten Offerings.  In the case of an underwritten offering of
          ----------------------
Registrable Shares in which Holders will offer a number of Registrable Shares with an aggregate offering price to the public of at least $35 million (provided such number of shares represents at least 20 times the average daily trading volume of Common Shares during the four weeks preceding the request by the Holders to initiate an underwritten offering), the Company shall permit Holders who hold a majority of all Registrable Shares held by the Holders who are participating in such offering to select the investment banker(s) and manager(s) who will administer such offering, subject to the approval of the Company which will not be unreasonably withheld. In connection with any such underwritten offering, the Company (upon ten (10) business days advance notice) will (i) enter into underwriting and related agreements reasonably acceptable to the Company with customary terms (including representations and warranties and indemnification provisions, such provisions to be, to the extent customary, in favor of the selling Holders as well as the underwriters, but which terms, however, shall be no less favorable to the Company than the most recent underwriting agreement entered into by the Company); (ii) to the extent not otherwise disruptive of the Company's operations, reasonably cooperate with the underwriter(s); (iii) provide customary closing documentation; (iv) to the extent necessary, amend the Registration Statement; (v) to the extent not otherwise disruptive of the Company's operations, provide such information and make available appropriate personnel as may reasonably be requested by the Holders or the managing underwriters, and (vi) to the extent not otherwise disruptive of the Company's operations, provide such Holder and underwriters and their respective counsel and accountants, if any, the opportunity to participate in the preparation of such Registration Statement, provided, that (a) Company personnel will not be required to
           --------  ----
participate in road show presentations (but, upon reasonable advance notice and to the extent not unduly disruptive of the Company's operations, Company personnel whose identity and office may be reasonably determined by the Company will be available to participate in a reasonable number of conference calls) and
(b) the Company will be reimbursed by the Holders participating in the offering (who shall be jointly and severally liable for such reimbursement) for any out of pocket costs and expenses in connection with such cooperation to the extent such expenses are greater than the expenses, or are not the type of expenses, which would be borne by the Company in the case of other Registration Statements filed hereunder (e.g., the cost of preparing glossy prospectuses with pictures
                 ----
and the cost of any road show presentations in which the Company may in its sole discretion may elect to participate).

     4.   State Securities Laws.  Subject to the conditions set forth in this
          ---------------------
Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become effective; provided, however, that the
                                                   --------  -------
Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective.

     5.   Expenses.  Except as provided in Section 3B(d), the Company shall bear
          --------
all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

     6.   Indemnification by the Company.  The Company agrees to indemnify each
          ------------------------------
of the Holders and their respective officers, directors, employees, agents, representatives, fiduciaries and affiliates, and any underwriter (as defined in the Securities Act (unless a formal underwriting agreement is entered into between the Company and such underwriter, in which case the indemnification provisions, if any, set forth therein shall apply), and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder (each, an "Indemnitee"), against any and all losses,
                                    ----------
claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the Company of the Securities Act or of any rule or regulation promulgated thereunder (i) applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or (ii) upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company shall not be
                                      --------  ----
liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or in any such Prospectus in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished in writing by such person to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee or (b) such Holder's failure to send or give a copy of the final, amended or supplemented prospectus furnished to the Holder by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final, amended or supplemented prospectus.

     7.   Covenants of Holders.  Each of the Holders (severally and not jointly)
          --------------------
hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to such Holder's Registrable Shares and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the Prospectus contained in such Registration Statement to any purchaser of the shares covered by such Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses (including, without limitation, reasonable fees, expenses and disbursements of attorneys and other professionals) arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either such Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding such Holder, its plan of distribution or its ownership interests, which was furnished to the Company by such Holder expressly for use therein unless such statement or omission was corrected in writing to the Company not less than three (3) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be) or (ii) the failure by the Holder to deliver or cause to be delivered the Prospectus contained in such Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company. Notwithstanding the provisions of this Section 7, no Holder shall be required to pay as indemnification hereunder any amount in excess of the gross proceeds from the sale of Shares by such Holder which gave rise to the incurrence of such indemnification.

      8.  Indemnification Procedures.
          --------------------------

     Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made hereunder, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than hereunder. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof (alone or jointly with any other indemnifying party similarly notified), to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided,
                                                                  --------
however, that (i) if the indemnifying party fails to take reasonable steps
-------
necessary to defend diligently the action or proceeding within twenty (20) business days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have reasonably concluded, based on the advice of counsel, that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or
(iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have concluded, based on the advice of counsel, that there may be legal defenses available to such party or parties which are not available to the other indemnified parties or to the extent representation of all indemnified parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party (which shall not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or (to the knowledge of the indemnifying party) threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     9.   Suspension of Registration Requirement; Restriction on Sales.
          ------------------------------------------------------------

     (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder's Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment.

     (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that the sale of Registrable Shares under the Registration Statement would impair the pricing or commercial practicality of the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for
                                              ---- ----
preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause
      ----------------
the Registration Statement or such filings to become effective or to amend or supplement the

Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing. The Company shall promptly notify the Holders of the existence and, in the case of circumstances referred to in clause
(i) of this Section 9(b), nature of any Suspension Event, and shall promptly notify the Holders upon the expiration of such Suspension Event.

     (c) Each holder of Registrable Shares agrees, if requested by the Company in the case of a Company-initiated non-underwritten offering or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company, including a sale pursuant to Rule 144, during the fifteen (15) day period prior to, and during the sixty (60) day period beginning on, the date of commencement of such Company-initiated offering (such period, or such lesser period as the Company may specify, a "Company Sale Period"), subject to its
                                      -------------------
rights under Section 3A(d) hereof, and provided, that any such request shall be
                                       --------  ----
made no more then two times in any twelve-month period.

     (d) Notwithstanding anything to the contrary in this Agreement, in no event shall Suspension Events be permitted to take effect more than twice in any twelve-month period and in no event shall Suspension Events and Company Sale Periods be permitted to take effect for more than an aggregate of one hundred twenty (120) days in any twelve-month period.

     10. Black-Out Period.  Each Holder agrees that, following the
         ----------------
effectiveness of any Registration Statement (except an Issuance Registration Statement) relating to Registrable Shares of such Holder, such Holder will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any filings with any state Securities Commission at any time after such Holder has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. During such period, the Company will not be obligated to effect redemptions of Common Units under an Issuance Registration Statement. The Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings, and the Company will be obligated to resume effecting redemptions of Common Units under an Issuance Registration Statement, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Event.

     11. Additional Shares.  The Company, at its option, may register, under
         -----------------
any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued Common Shares of the Company or any Common Shares of the Company owned by any other shareholder or shareholders of the Company.

     12.  Contribution.  If the indemnification provided for in Sections 6 and 7
          ------------
is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying
--------  -------
party to contribute under this Section 12 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 6 or 7 hereof had been available under the circumstances.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata
                                                               --- ----
allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     Notwithstanding the provisions of this Section 12, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     13.  Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended, modified, or supplemented or waived without the prior written consent of the Company and Holders holding in excess of one-half of the aggregate of all Shares held by (or issuable to) such Holders.

     14.  Notices.  Except as set forth below, all notices and other
          -------
communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided, that notices of a change of address
                                   --------  ----
shall be effective only upon receipt thereof):

          If to the Company:       Boston Properties, Inc.
                                   8 Arlington Street
                                   Boston, MA 02116
                                   Attn: Chief Financial Officer
                                   Telecopy:  (617) 536-4233

          with a copy to:          Goodwin, Procter & Hoar  LLP
                                   Exchange Place
                                   Boston, MA 02109
                                   Attn: Edward M. Schulman, Esq.
                                   Telecopy: (617) 523-1231

          If to the Holders:       As listed on the applicable Holder Signature
          (other than Holders of   Page
          Series Three Preferred Units)

          with a copy to:          Willkie Farr & Gallagher
                                   787 Seventh Avenue
                                   New York, NY 10019
                                   Attn: Bruce M. Montgomerie, Esq.
                                   Telecopy: (212) 728-8111

          If to Holders of Series
          Three Preferred Units:   As listed on the applicable Holder Signature
                                   Page

          with a copy to:          O'Melveny & Myers LLP
                                   Embarcadero Center West
                                   275 Battery Street
                                   San Francisco, CA 94111
                                   Attn: Stephen A. Cowan, Esq.
                                   Telecopy: (415) 984-8701

In addition to the manner of notice permitted above, notices given pursuant to Sections 9 and 10 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

     15.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder; provided, that any Holder may assign its
                                      --------  ----
rights hereunder to any person to whom such Holder may Dispose of Shares and/or Units pursuant to Section 2 hereof.

     16.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     17.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.

     18.  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     19.  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                    BOSTON PROPERTIES, INC.



                                    By: /s/ William J. Wedge
                                       ------------------------------------
                                        Name: William J. Wedge
                                        Title: Senior Vice President


                                    BOSTON PROPERTIES LIMITED
                                    PARTNERSHIP

                                    By:  Boston Properties, Inc.,
                                         its general partner


                                      By: /s/ William J. Wedge
                                         ----------------------------------
                                          Name: William J. Wedge
                                          Title: Senior Vice President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              THREE EMBARCADERO CENTER WEST,
                              a California limited partnership

                              By: THE PRUDENTIAL INSURANCE
                                  COMPANY OF AMERICA, a New Jersey
                                  corporation, General Partner

                                  By:   /s/ Gary L. Frazier
                                        -------------------------------------
                                        Name: Gary L. Frazier
                                        Title: Vice President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Rockmark Corporation

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              By: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Louis R. Benzak

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              John R. H. Blum

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              James R. Bronkema Trust

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Vincent deP. Farrell

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Leslie H. Larsen

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Bruce M. Montgomerie

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Bill F. Osborne

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Mr. Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              William F. Pounds

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Mr. Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              David Rockefeller

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Mr. Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              DR & Descendants Partnership

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Mr. Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Estate of Richard B. Salomon

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              -------------------------------------------
                              Name: Mr. Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.




                               /s/ Richard E. Salomon
                               --------------------------------------------
                               Name: Mr. Richard E. Salomon

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Salomon 1968 Trust

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Mr. Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Salomon 1969 Trust

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Mr. Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              William G. Spears

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Mr. Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              George M. Topliff

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Mr. Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              John O. Wolcott

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Fedmark Corporation

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              ECW Investor Associates

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Realrock I

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              ECW Claymark, Investors

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              WR Trust

                              By: Rockmark Corporation, attorney-in-fact

                              /s/ Richard E. Salomon
                              --------------------------------------------
                              Name: Richard E. Salomon, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              EC Holdings, Inc.

                              [Signature Illegible]

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.



                              Portman Family Trust

                              By:  /s/ John C. Portman, Jr.
                                   -----------------------------------------

                              By:  /s/ Joan N. Portman
                                   -----------------------------------------

                              By:  /s/ John C. Portman III
                                   -----------------------------------------

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                         WRTEC, Inc.


                                         By: /s/ Marion Burton
                                            -------------------------------
                                            Name: Marion Burton, President

                   REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                             HOLDER SIGNATURE PAGE


     Reference is made to that certain Registration Rights and Lock-Up Agreement (the "Registration Rights Agreement") entered into on November 12, 1998 by and
      -----------------------------
among Boston Properties, Inc., Boston Properties Limited Partnership, and the Holders named therein. The undersigned, by its execution hereof, agrees to be bound by all the terms of a Holder thereunder.


                                        Winrock International Institute for
                                        Agricultural Development


                                        By:   /s/ Byron T. Edwards
                                              ---------------------------------
                                        Name: Byron T. Edwards, Presedent & CEO

                                                                      SCHEDULE A

                                LIST OF HOLDERS
                                ---------------

                          SERIES TWO PREFERRED UNITS

Rockmark Corporation
Louis R. Benzak
John R.H. Blum
James R. Bronkema Trust
Vincent deP. Farrell, Jr.
Leslie H. Larsen
Bruce M. Montgomerie
Bill F. Osborne
EC HOLDINGS, INC.
Portman Family Trust
William F. Pounds
David Rockefeller
DR & Descendants Partnership
Estate of Richard B. Salomon
Richard E. Salomon
Salomon 1968 Trust
Salomon 1969 Trust
William G. Spears
George M. Topliff
Winrock International Institute for Agricultural Development
WRTEC, INC.
John O. Wolcott
Fedmark Corporation
ECW Investor Associates
Realrock I
ECW Claymark Investors
WR Trust

                         SERIES THREE PREFERRED UNITS

One Embarcadero Center Venture
Three Embarcadero Center Venture
Four Embarcadero Center Venture
Three Embarcadero Center West